UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Aeglea BioTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

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AEGLEA BIOTHERAPEUTICS, INC.

901 S. MoPac Expressway

Barton Oaks Plaza One, Suite 250

Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2018

Dear Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Aeglea BioTherapeutics, Inc. The meeting will be held on Thursday, June 7, 2018, at 9:00 a.m. local time at 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, TX 78746.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect two Class II directors of Aeglea BioTherapeutics, Inc. each to serve until the third annual meeting of stockholders following this meeting and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.
3.

To approve an amendment to the 2016 Employee Stock Purchase Plan to provide for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 1.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (2) a lesser amount as approved by the Board.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 11, 2018 are entitled to notice of, and to vote at, the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about April 16, 2018. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at our headquarters.

Your vote as an Aeglea BioTherapeutics, Inc. stockholder is very important. Each share of stock that you own represents one vote. For questions regarding your stock ownership, you may contact us through our website at http://ir.aegleabio.com or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, by email through the American Stock Transfer & Trust Company website at www.amstock.com/main/nav_contactUs.asp or by phone at (800) 937-5449.

By Order of the Board of Directors,

Anthony G. Quinn, M.B Ch.B, Ph.D.

Interim Chief Executive Officer

Austin, Texas
April 16, 2018

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

AEGLEA BIOTHERAPEUTICS, INC.

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

AEGLEA BIOTHERAPEUTICS, INC.

901 S. MoPac Expressway

Barton Oaks Plaza One, Suite 250

Austin, TX 78746

PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

April 16, 2018

Information About Solicitation and Voting

The accompanying proxy is solicited on behalf of the board of directors of Aeglea BioTherapeutics, Inc. (“Aeglea”) for use at Aeglea’s 2018 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 7, 2018, at 9:00 a.m. local time, and any adjournment or postponement thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 16, 2018. An annual report on Form 10-K for the year ended December 31, 2017 is enclosed with this Proxy Statement. An electronic copy of this Proxy Statement and annual report on Form 10-K are available at www.proxyvote.com.

General Information About the Annual Meeting

Purpose of the Annual Meeting

At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement for the 2018 Annual Meeting (“Proxy Statement”).

Record Date; Quorum

Only holders of record of common stock at the close of business on April 11, 2018 (“Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 16,809,669 shares of common stock outstanding and entitled to vote. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our headquarters.

The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Voting Rights; Required Vote

In deciding all matters at the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Trust & Transfer Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, by Internet, or by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to the board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or any of the nominees or “WITHHOLD” your vote with respect to one or any of the nominees. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2018 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes cast “AGAINST” the proposal. Approval of the amendment to the 2016 Employee Stock Purchase Plan to provide for an automatic annual increase in the number of shares reserved for issuance thereunder will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes cast “AGAINST” the proposal.

Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers, banks and other nominees typically do not have discretionary authority to vote on non-routine matters. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Under the rules and interpretations of The Nasdaq Stock Market Listing Rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors, executive compensation and certain corporate governance proposals, even if management-supported. At our Annual Meeting, only ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not have discretionary authority to vote on the election of directors and the approval of the amendment to the 2016 Employee Stock Purchase Plan to provide for an automatic annual increase in the number of shares reserved for issuance thereunder. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the meeting.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

The board of directors recommends that you vote “FOR” each of the Class II directors named in this Proxy Statement (“Proposal No. 1”), “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Proposal No. 2”), and “FOR” the approval of the amendment to the 2016 Employee Stock Purchase Plan to provide for an automatic annual increase in the number of shares reserved for issuance thereunder (“Proposal No. 3”). None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors so nominated and other than as referenced in “Proposal No. 3—Approval of Amendment to 2016 Employee Stock Purchase Plan—Certain Interests of Employees.”

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•	vote in person—we will provide a ballot to stockholders who attend the Annual Meeting and wish to vote in person;
•	vote via telephone or Internet—in order to do so, please follow the instructions shown on your proxy card; or
•	vote by mail—complete, sign and date the proxy card enclosed herewith and return it before the Annual Meeting in the envelope provided.

Votes submitted by telephone or Internet must be received by 11:59 pm Eastern Time on June 6, 2018. Submitting your proxy, whether via the Internet, by telephone, or by mail, will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. You may either vote “FOR” all of the nominees to the board of directors, or you may withhold your vote from any nominee you specify. For any other matter to be voted on you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet or by mail. If you are voting by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

Aeglea will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, Aeglea and its agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, Aeglea will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, Aeglea, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Revocability of Proxies

A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to the Corporate Secretary of Aeglea (by any means, including facsimile) a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or Internet; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that broker, bank, or other nominee to revoke any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the Securities and Exchange Commission (“SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

Aeglea is strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines that set forth the role of the board of directors, director independence standards, board structure and functions, director selection considerations, and other policies for the governance of the company (“Corporate Governance Guidelines”). Our Corporate Governance Guidelines are available by clicking on “Governance Highlights” in the Investors section of our website, which is located at http://ir.aegleabio.com. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically, and recommends changes to our board of directors as warranted.

Board Leadership Structure

Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its chairperson in any way that it considers in the best interests of our company, and that the nominating and corporate governance committee shall periodically consider the leadership structure of our board of directors and make such recommendations to the board of directors with respect thereto as the nominating and corporate governance committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and Chief Executive Officer are held by the same person, the independent directors may designate a “lead independent director.” In cases in which the chairperson and Chief Executive Officer are the same person, the chairperson schedules and sets the agenda for meetings of the board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the board of directors from time to time.

Our board of directors believes that Aeglea and our stockholders are best served by having Dr. Armen Shanafelt serve as our non-executive Chairman. Our board of directors believes that the current board leadership structure provides effective independent oversight of management while allowing the board and management to benefit from its members’ extensive financial and business expertise in the biotechnology industry. Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of the board of directors and sound corporate governance policies and practices.

Our Board of Directors’ Role in Risk Oversight

Our board of directors, as a whole, has responsibility for risk oversight, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to the board of directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance and reputational risks.

Each committee of the board of directors meets in executive session with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. The audit committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies and guidelines. The compensation committee reviews risks and exposures associated with compensation programs and arrangements, including incentive plans. The nominating and corporate governance committee, together with the audit committee, reviews our major legal compliance risk exposures and monitors the processes put in place by management to mitigate these exposures, including our legal risk assessment and legal risk management policies and guidelines.

Director Independence

Our board of directors determines the independence of our directors by applying the applicable rules, regulations and listing standards of The Nasdaq Global Market (“Nasdaq”). These provide that a director is independent only if the board affirmatively determines that the director does not have a relationship with the company which, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. They also specify various relationships that preclude a determination of director independence. Such relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.

Applying these standards, the board annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, our board of directors considered, among other things, the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Based upon this review, our board of directors has determined that the following members of our board are currently independent as determined under applicable rules, regulations and listing standards of Nasdaq: Mr. Russell Cox, Mr. Sandesh Mahatme, Dr. Armen Shanafelt, Dr. Ivana Magovcevic-Liebisch and Dr. Suzanne Bruhn. All members of our audit committee, compensation committee and nominating and corporate governance committee must be independent directors under the applicable rules, regulations and listing standards of Nasdaq, subject to Nasdaq’s phase-in rules. Members of the audit committee also must satisfy a separate SEC independence requirement, which provides that (i) they may not accept directly or indirectly any consulting, advisory or other compensatory fee from Aeglea or any of its subsidiaries other than their directors’ compensation, and (ii) they may not be an affiliated person of Aeglea or any of its subsidiaries. Members of the compensation committee also must satisfy a separate SEC independence requirement and a related Nasdaq listing standard with respect to their affiliation with Aeglea and any consulting, advisory or other fees they may have received from Aeglea. Our board of directors has determined that, all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for the audit committee, compensation committee and nominating and corporate governance committee are available, without charge, upon request in writing to Aeglea BioTherapeutics, Inc., 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Corporate Secretary or by clicking on “Governance Highlights” in the Investors section of our website at http://ir.aegleabio.com. Members serve on these committees until their resignations or until otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of Mr. Mahatme, who is the chair of the audit committee, Dr. Shanafelt and Dr. Magovcevic-Liebisch. The members of our audit committee meet the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Each member of our audit committee is financially literate as required by Nasdaq listing standards. In addition, our board of directors has determined that Mr. Mahatme is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended. This designation does not impose on him any duties, obligations or liabilities that are greater than those that are generally imposed on members of our audit committee and our board of directors. Our audit committee is directly responsible for, among other things:

•	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•	ensuring the independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	considering the adequacy of our internal controls;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is comprised of Mr. Cox, who is the chair of the compensation committee, Mr. Mahatme and Dr. Bruhn. The composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and is “independent” as defined in Section 5605(a)(2) of the Nasdaq rules and Rule 10C-1 promulgated under the Exchange Act. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee is responsible for, among other things:

•	reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•	reviewing and recommending to our board of directors the compensation of our directors;
•	reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;
•	administering our stock and equity incentive plans;
•	reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
•	reviewing our overall compensation philosophy.

The compensation committee has the sole authority and responsibility, subject to any approval by the board of directors which the compensation committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The compensation committee also makes recommendations to our board of directors regarding the form and amount of compensation of non-employee directors. The compensation committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the board of directors or any member of the board of directors with respect to compensation of the Chief Executive Officer and other executive officers.

The compensation committee engaged an independent executive compensation consulting firm, Compensia (“Compensia”), to evaluate our executive compensation program and practices and to provide advice and ongoing assistance on executive compensation matters for fiscal year 2017. Specifically, Compensia was engaged to:

•	provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
•	review and assess our current director, CEO and other executive officer compensation policies and practices and equity profile relative to market practices;
•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the compensation committee; and
•	review market practices on employee stock purchase plans and other equity programs.

Representatives of Compensia met informally with the chair of the compensation committee and attended the regular meetings of the compensation committee, including executive sessions from time to time without any members of management present. During fiscal year 2017, Compensia worked directly with the compensation committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The compensation committee has determined that none of the work performed by Compensia during fiscal year 2017 raised any conflict of interest.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Dr. Bruhn, who is the chair of the nominating and corporate governance committee, and Dr. Shanafelt. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Our nominating and corporate governance committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our board of directors;
•	recommending directors to serve on board committees;
•	reviewing and recommending our Corporate Governance Guidelines and policies;
•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	evaluating, and overseeing the process of evaluating, the performance of our board of directors and individual directors; and
•	assisting our board of directors on corporate governance matters.

Compensation Committee Interlocks and Insider Participation

During 2017, Mr. Cox, Mr. Mahatme, Dr. Quinn (through April 20, 2017), and Dr. Bruhn (effective July 18, 2017) served on our Compensation Committee. On April 20, 2017, Dr. Quinn resigned from the Compensation Committee and was appointed interim Chief Medical Officer and on July 18, 2017, Dr. Quinn was appointed interim Chief Executive Officer.  No other member of our compensation committee in 2017 was at any time during 2017 or previously an officer or employee of Aeglea or any of its subsidiaries, and none had or have any relationships with Aeglea that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during fiscal year 2017.

Code of Business Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers. The full text of our Code of Conduct and Ethics is available on the Investor Relations section of our website located at http://ir.aegleabio.com by clicking on “Governance Highlights.” Any amendments or waivers of our Code of Conduct and Ethics pertaining to a member of our board of directors or one of our executive officers will be disclosed on our website at the above-referenced address.

Board and Committee Meetings and Attendance

Our board of directors and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. During fiscal year 2017, our board of directors met 4 times, including telephonic meetings, the audit committee held 4 meetings, the compensation committee held 9 meetings and the nominating and corporate governance committee held 2 meetings. None of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the board of directors and the total number of meetings held by all committees of the board of directors on which such director served (during the period that such director served on the board of directors and any committee).

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. Dr. David G. Lowe, Dr. Bruhn, Dr. George Georgiou, Mr. Mahatme, Dr. Quinn, and Dr. Shanafelt attended the 2017 annual meeting of stockholders.

Presiding Director of Non-Employee Director Meetings

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion, led by our non-executive Chairman, Dr. Shanafelt.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of the board of directors or a specific member of our board of directors (including our Chairman or lead independent director, if any) may do so by letters addressed to the attention of our Compliance Officer.

All communications are reviewed by the Compliance Officer and provided to the members of the board of directors consistent with a screening policy providing that unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of the board of directors not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our board of directors.

The address for these communications is:

Aeglea BioTherapeutics, Inc.
c/o Corporate Secretary
901 S. MoPac Expressway
Barton Oaks Plaza One, Suite 250
Austin, TX 78746

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by the board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to the board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of the board of directors to possess.

Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the board committees. In addition, neither the board of directors nor the nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at our Annual Meeting to be held on June 7, 2018. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders held in 2020 and 2019, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2021 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees to the Board of Directors

The nominees, and their ages, occupations and length of board service as of March 31, 2018, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our board of directors at this time.

Name of Director/Nominee	Age	Principal Occupation	Director Since
Russell Cox(1)	54	Chief Executive Officer, Vital Therapies, Inc.	2015
Ivana Magovcevic-Liebisch, Ph.D.(2)	50	Executive Vice President, Chief Business Officer, Ipsen	2018

(1)	Member of the compensation committee
(2)	Member of the audit committee

Russell J. Cox. Mr. Cox has served as a director since June 2015. Since January 2018, Mr. Cox has served as Chief Executive Officer at Vital Therapies, Inc. Mr. Cox served as Executive Vice President and Chief Operating Officer at Jazz Pharmaceuticals plc, a publicly traded biopharmaceutical company, from May 2014 to January 2018, where he also served as Executive Vice President and Chief Commercial officer from March 2012 to May 2014 and as Senior Vice President, Sales and Marketing from July 2010 until February 2012. Prior to that, he served in a variety of senior management roles since joining Jazz Pharmaceuticals, Inc. (the predecessor to Jazz Pharmaceutical plc) in July 2010. From January 2009 to January 2010, he was Senior Vice President and Chief Commercial Officer of Ipsen Group, a publicly traded pharmaceutical company, and from 2007 until December 2008, he was Vice President of Marketing at Tercica, Inc. (acquired by Ipsen Group), a biotechnology company. From 2003 to 2007, he was with Scios Inc. (acquired by Johnson and Johnson in 2003), where he also held the role of Vice President, Marketing. Prior to 2003, Mr. Cox was with Genentech, Inc. for 12 years, where he was a Product Team Leader responsible for the Growth Hormone franchise and led numerous product launches as a Group Product Manager. Mr. Cox received a B.S. in Biomedical Science from Texas A&M University. We believe Mr. Cox is qualified to serve on our board of directors due to his commercial and operating experience in the biopharmaceutical industry.

Ivana Magovcevic-Liebisch, Ph.D. Dr. Magovcevic-Liebisch has served as a director since March 2018. Dr. Magovcevic-Liebisch has served as Executive Vice President, Chief Business Officer for Ipsen since March 2018. From May 2017 through March 2018, Dr. Magovcevic-Liebisch served as Executive Vice President, Chief Strategy and Corporate Development Officer for Axcella Health Inc. From April 2013 through May 2017, Dr. Magovcevic-Liebisch served as Senior Vice President, Head of Global Business Development for Teva Pharmaceutical Industries Ltd.. Prior to joining Teva, Dr. Magovcevic-Liebisch held several senior positions within Dyax Corp., or Dyax, from April 2001 through March 2013, most recently serving as Executive Vice President and Chief Operating Officer. Dr. Magovcevic-Liebisch currently serves on the board of directors of Applied Genetic Technologies Corporation, a biotechnology company, as well as several other private companies. Dr. Magovcevic-Liebisch received her J.D. from Suffolk University Law School and her Ph.D. in genetics from Harvard University. We believe that Dr. Magovcevic-Liebisch’s extensive experience in biopharmaceutical business development and operations qualify her to serve as a member of our board of directors.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting, and their ages, occupations and length of board service as of March 31, 2018, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our nominees that led to the conclusion that each director should serve as a member of our board of directors at this time.

Name of Director	Age	Principal Occupation	Director Since
Class I Directors:
Sandesh Mahatme(1)(2)	53	Executive Vice President and Chief Financial Officer, Sarepta Therapeutics	2015
George Georgiou, Ph.D.	58	Professor, University of Texas at Austin	2013
Suzanne Bruhn, Ph.D.(2)(3)	54	President and Chief Executive Officer, Proclara Biosciences, Inc.	2017
Class III Directors:
Armen Shanafelt, Ph.D.(1)(3)	58	General Partner, Lilly Ventures	2013
Anthony G. Quinn, M.B Ch. B, Ph.D.	56	Interim Chief Executive Officer, Aeglea	2016

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

Armen Shanafelt, Ph.D. Dr. Shanafelt has served as a director since December 2013 and has served as Chairman of our board of directors since February 2014. Since April 2009, Dr. Shanafelt was venture partner, then general partner, of Lilly Ventures, a venture capital firm. Prior to joining Lilly Ventures, Dr. Shanafelt was one of several Chief Science Officers at Eli Lilly and Company, a pharmaceutical research company, specifically responsible for the generation of the early biotherapeutic pipeline which spanned the therapeutic areas of oncology, endocrine, and neuroscience. Dr. Shanafelt received his B.S. in Chemistry and Physics from Pacific Lutheran University, and his Ph.D. in Chemistry from the University of California, Berkeley. He completed his postdoctoral work at DNAX Research Institute, where he studied the structure-function relationships of cytokines and their receptors. Dr. Shanafelt also serves as a director for two publicly traded biotechnology companies, Aileron Therapeutics, Inc. and Protagonist Therapeutics, Inc., as well as a director of three privately-held biotechnology companies. We believe Dr. Shanafelt is qualified to serve on our board of directors because of his experience in the pharmaceutical and biotechnology businesses, including his expertise with respect to the generation of early biotherapeutic pipelines and his investment experience while a partner with Lilly Ventures.

Sandesh Mahatme. Mr. Mahatme has served as a director since June 2015. Since November 2012, Mr. Mahatme has served in various executive positions, including as Executive Vice President, Chief Financial Officer, and Chief Business Officer at Sarepta Therapeutics, Inc., a publicly traded biopharmaceutical company. From January 2006 to November 2012, Mr. Mahatme worked at Celgene Corporation, a publicly traded biopharmaceutical company, where he served in various roles, including Senior Vice President of Corporate Development, Senior Vice President of Finance, Corporate Treasurer and Head of Tax. From 1997 to 2005 Mr. Mahatme worked for Pfizer Inc., a pharmaceutical company, where he served in senior roles in business development and corporate tax. Mr. Mahatme earned LL.M. degrees from Cornell Law School and NYU School of Law and is a member of the New York State Bar Association. He is a director at Flexion Therapeutics, Inc. and Elcelyx Therapeutics, Inc., both biopharmaceutical companies. We believe Mr. Mahatme is qualified to serve on our board of directors because of his experience in the pharmaceutical industry and financial expertise.

George Georgiou, Ph.D. Dr. Georgiou has served as a director since December 2013. Since August 1986, Dr. Georgiou has served on the faculties of Chemical Engineering, Biomedical Engineering and Molecular Biosciences at the University of Texas at Austin. Since March 2016, Dr. Georgiou has served as director of Kyn Therapeutics Inc. and, since January 2012, as manager of GMA L.L.C. He received his B.Sc. in Chemical Engineering from the University of Manchester, U.K. and his Ph.D. from Cornell University. Dr. Georgiou was elected member of the National Academy of Engineering (NAE) in 2005 and to the U.S. Institute of Medicine (IOM) of the National Academy of Sciences in 2011. We believe Dr. Georgiou is qualified to serve on our board of directors because of his experience developing protein therapeutics.

Suzanne Bruhn, Ph.D. Dr. Bruhn has served as a director since February 2017. Since April 2017, Dr. Bruhn has served as President and Chief Executive Officer of Proclara Biosciences, Inc. Dr. Bruhn served as President and Chief Executive Officer of Promedior, Inc. between May 2012 and November 2015. She also served as a member of the board of directors of Raptor Pharmaceuticals Corp., a publicly traded pharmaceutical company, from April 2011 until it was acquired by Horizon Pharma plc in October 2016. Prior to that, Dr. Bruhn served as Senior Vice President, Strategic Planning and Program Management at Shire plc, a publicly traded biopharmaceutical company, between December 1998 and February 2012. Dr. Bruhn currently also serves on the board of directors of Novelion Therapeutics, Inc, a publicly traded pharmaceutical company, and Pliant Therapeutics. Dr. Bruhn received her B.S. degree in Chemistry from Iowa State University and her Ph.D. in Chemistry from Massachusetts Institute of Technology. We believe Dr. Bruhn is qualified to serve on our board of directors because of her expertise and experience in the biopharmaceutical industry, including her expertise in the development and commercialization of treatments for rare diseases.

Anthony G. Quinn, M.B Ch.B, Ph.D. Dr. Quinn has served as a member of our board of directors since March 2016, served as our interim Chief Medical Officer between April 2017 and July 2017, and has served as our interim Chief Executive Officer since July 2017. Since October 2015, Dr. Quinn has worked as a private consultant for IDBioPharm Consulting LLC. From August 2009 to June 2015, Dr. Quinn served as Head of Research & Development and Chief Medical Officer initially at the Senior Vice President level and subsequently at the Executive Vice President level for Synageva BioPharma Corp., a publicly traded biopharmaceutical company that was acquired by Alexion Pharmaceuticals, Inc. in June 2015. Following the acquisition, Dr. Quinn worked for Alexion Pharmaceuticals from June 2015 to September 2015. Dr. Quinn received a B.MSc in General Pathology and a M.B Ch.B in Medicine from the University of Dundee. Dr. Quinn later earned a Ph.D. in Cancer Research from the University of Newcastle upon Tyne. We believe Dr. Quinn is qualified to serve on our board of directors because of his medical and clinical experience in the biopharmaceutical industry, including the development of therapeutics for rare diseases.

Family Relationships

There are no family relationships among our directors and officers.

Director Compensation

The following table provides information for the fiscal year ended December 31, 2017 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion of 2017. Dr. Lowe, our former Chief Executive Officer, is not included in the table below because he did not receive additional compensation for services as a director. Dr. Anthony G. Quinn, our interim Chief Executive Officer, received compensation solely as a director prior to his appointment as interim Chief Medical Officer in April 2017. Following his appointment, Dr. Quinn received compensation solely as an employee of the Company. The table below shows only the compensation paid to Dr. Quinn for his services as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Armen Shanafelt, Ph.D.	76,500	97,254		—	173,754
George Georgiou, Ph.D.	35,000	97,254		50,000	182,254
Sandesh Mahatme	55,000	97,254		—	152,254
Russell J. Cox	52,500	97,254		—	149,754
Anthony G. Quinn, M.B Ch.B, Ph.D.	31,203	—		—	31,203
Suzanne Bruhn, Ph.D.	38,498	296,364	(4)	—	334,862
Ivana Magovcevic-Liebisch, Ph.D. (3)	—	—		—	—

(1)

The amounts reported in this column represent the aggregate grant date fair value of the awards granted to our non-employee directors during the year ended December 31, 2017, as computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). The assumptions used in calculating the grant date fair value of the awards reported in the Option Awards column are set forth in Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2017. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the non-employee directors from the awards. For information regarding the number of stock options and restricted common stock held by each non-employee director as of December 31, 2017, see the table below.

(2)	Represents consulting fees paid to Dr. Georgiou in connection with research services provided pursuant to a consulting agreement between Dr. Georgiou and Aeglea.
(3)	Dr. Magovcevic-Liebisch joined our board of directors in March, 2018.
(4)	Consists of an option to purchase 82,000 shares of our common stock granted to Dr. Bruhn in connection with her appointment to our Board of Directors on February 15, 2017.

Our non-employee directors held the following number of outstanding stock options as of December 31, 2017.

Name	Option Awards
Armen Shanafelt, Ph.D.	54,000
George Georgiou, Ph.D.	67,852
Sandesh Mahatme	63,809
Russell J. Cox	63,809
Suzanne Bruhn, Ph.D.	82,000
Ivana Magovcevic-Liebisch, Ph.D.(1)	—

(1)	Dr. Magovcevic-Liebisch joined our board of directors in March, 2018.

Non-Employee Director Compensation Arrangements

For the year ended December 31, 2017, our non-employee directors received the following compensation pursuant to a program adopted by our board of directors:

Cash Compensation. The program provides an annual cash retainer of $35,000 to each of our non-employee directors and an additional $30,000 to the chairman of the board. The chair of our audit committee, compensation committee and nominating and corporate governance committee receives annual retainers of $15,000, $10,000 and $8,000, respectively. Each non-chairperson member of our audit committee, compensation committee and nominating and corporate governance committee receives an annual cash retainer of $7,500, $5,000 and $4,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.

Equity Compensation. Each new, non-employee director who joins our board of directors will receive an initial option grant with a fair value (calculated in accordance with ASC 718) equal to $300,000 upon election to our board of directors. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our board of directors immediately following such meeting will receive an option grant with a fair value (calculated in accordance with ASC 718) at the time of grant equal to $100,000, subject to proration on a monthly basis in the event the non-employee director has not served a full year on our board of directors since his or her last stock option grant. Equity awards for new directors will vest in equal monthly installments for three years after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. Annual equity grants for directors will vest in equal monthly installments for one year after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. In addition, equity awards for non-employee directors will vest in full in the event that we are subject to a change in control or upon certain other events.

In February 2018, our board of directors adopted the following compensation program for our non-employee directors, effective as of January 1, 2018:

Cash Compensation. The program provides an annual cash retainer of $37,500 to each of our non-employee directors and an additional $35,000 to the chairman of the board. The chair of our audit committee, compensation committee and nominating and corporate governance committee receives annual retainers of $15,000, $10,000 and $8,000, respectively. Each non-chairperson member of our audit committee, compensation committee and nominating and corporate governance committee receives an annual cash retainer of $7,500, $5,000 and $4,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.

Equity Compensation. Each new, non-employee director who joins our board of directors will receive an initial option grant for the purchase of 36,800 shares of our common stock upon election to our board of directors. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our board of directors immediately following such meeting will receive an option grant for the purchase of 18,400 shares of our common stock. Equity awards for new directors will vest in equal monthly installments for three years after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. Annual equity grants for directors will vest in equal monthly installments for one year after the grant date if the director has served continuously as a member of our board of directors through the applicable vesting date. In addition, equity awards for non-employee directors will vest in full in the event that we are subject to a change in control or upon certain other events.

Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending board and committee meetings.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE TWO NOMINATED DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected PricewaterhouseCoopers LLP as Aeglea’s independent registered public accounting firm to perform the audit of Aeglea’s financial statements for the fiscal year ending December 31, 2018 and recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, Aeglea has determined that it is good practice to request ratification of this selection by the stockholders. In the event that PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of PricewaterhouseCoopers LLP as Aeglea’s independent registered public accounting firm.

PricewaterhouseCoopers LLP audited Aeglea’s financial statements for Aeglea’s fiscal year ended December 31, 2017. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, in which case they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually.

The following table provides information regarding fees billed by PricewaterhouseCoopers LLP during the years ended December 31, 2017 and 2016:

	2017	2016
Audit fees(1)	$381,000	$751,000
Audit related fees(2)	$26,000	$25,000
Tax fees(3)	$39,000	$37,000
All other fees(4)	$—	$—
Total fees	$446,000	$813,000

(1)

“Audit fees” include fees billed or expected to be billed for professional services primarily related to the audits of our 2017 and 2016 annual financial statements, the review of our quarterly financial statements, and related services that are normally provided in connection with registration statements, including the registration statement related to our follow-on public offering and initial public offering in May 2017 and April 2016, respectively. Included in the 2017 and 2016 audit fees are fees of $65,000 and $333,000, respectively, related to our follow-on public offering and initial public offering, respectively.

(2)

“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our fiscal years 2017 and 2016 financial statements. Audit-related fees also include fees for grant-related agreed upon procedures and consultation concerning financial accounting and reporting standards not classified as audit fees.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.

(4)

“All other fees” include the aggregate fees billed in fiscal years 2017 and 2016 for products and services provided by PricewaterhouseCoopers LLP, other than included in “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE 2016 EMPLOYEE STOCK PURCHASE PLAN

General

Our 2016 Employee Stock Purchase Plan (“2016 ESPP”) was initially adopted by our board of directors in December 2015 and subsequently approved by our stockholders in December 2015. The 2016 ESPP became effective in April 2016 in connection with our initial public offering. The 2016 ESPP enables eligible employees to purchase shares of our common stock at a discount through participation in discrete offering periods. The 2016 ESPP is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code, as amended (the “Code”).

Proposal

Our board of directors has determined that it is in the best interests of the Company and its stockholders to seek stockholder approval of an amendment to our 2016 ESPP which will provide for an automatic annual increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 1.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (2) a lesser amount as approved by the Board each year (the “Evergreen Provision”).

We believe that the 2016 ESPP is in the best interest of stockholders, as it enhances broad-based employee stock ownership; enables the Company to attract, motivate and retain the best employees with a market-competitive benefit; and does so at a reasonable cost to stockholders. Providing an automatic annual increase in the number of shares authorized and reserved for issuance under the 2016 ESPP via the Evergreen Provision enables us to continue providing this benefit to new and current employees. Our board of directors believes that the Company’s interests are best advanced by aligning stockholder and employee interests. The 2016 ESPP is intended to provide the Company’s and its subsidiaries’ eligible employees with an opportunity to participate in the Company’s success by permitting them to acquire an ownership interest in the Company through periodic payroll deductions that will be applied towards the purchase of shares of our common stock at a discount from the market price.

In considering its recommendation, our board of directors considered the historical number of shares purchased under the 2016 in the past two years. In fiscal year 2016 and 2017, the number of shares purchased under the 2016 ESPP was 19,061 shares and 39,174 shares, respectively. The actual number of shares that will be purchased under the 2016 ESPP in any given year will depend on a number of factors, including the number of participants, the participants’ participation rates and our stock price. The Evergreen Provision is expected to provide an additional number of shares sufficient to cover purchases under the plan for the remaining term of the 2016 ESPP. In approving the amendment, our board of directors also determined that the automatic annual increase is in line with the practice of our public peer companies.

The following is a summary of the principal provisions of the 2016 ESPP. This summary is qualified in its entirety by reference to the full text of the 2016 ESPP which is attached as Appendix A.

Summary of the 2016 ESPP

Our compensation committee administers our 2016 ESPP. Our employees generally are eligible to participate in our 2016 ESPP; our compensation committee may in its discretion elect to exclude employees who work less than 20 hours per week or less than five months in a calendar year. Employees who are 5% stockholders, or would become 5% stockholders as a result of their participation in our 2016 ESPP, are ineligible to participate in our 2016 ESPP. We may impose additional restrictions on eligibility. Under our 2016 ESPP, eligible employees are able to acquire shares of our common stock by accumulating funds through payroll deductions. Our eligible employees are able to select a rate of payroll deduction between 1% and 15% of their base cash compensation. We also have the right to amend or terminate our 2016 ESPP at any time.

When each purchase period commences, our employees who meet the eligibility requirements for participation in that purchase period may elect to timely enroll and be granted a nontransferable option to purchase shares in that purchase period. For subsequent purchase periods, new participants are required to enroll in a timely manner. Once an employee is enrolled, participation is automatic in subsequent purchase periods. An employee’s participation automatically ends upon termination of employment for any reason.

The first offering period began on the date of our initial public offering. Each subsequent purchase period will have a duration of six months (commencing each February 16 and August 16) unless otherwise provided by our Board or Compensation Committee.

No participant has the right to purchase our shares in an amount, when aggregated with purchase rights under all our employee stock purchase plans that are also in effect in the same calendar year(s), that has a fair market value of more than $25,000, determined as of the first day of the applicable purchase period, for each calendar year in which that right is outstanding. In addition, no participant is permitted to purchase more than 2,000 shares during any one purchase period or such lesser amount determined by our compensation committee. The purchase price for shares of our common stock purchased under our 2016 ESPP is 85% of the lesser of the fair market value of our common stock on (i) the first trading day of the applicable offering period and (ii) the last trading day of each purchase period in the applicable offering period.

If we experience a change in control transaction, any offering period that commenced prior to the closing of the proposed change in control transaction will be shortened and terminated on a new purchase date. The new purchase date will occur prior to the closing of the proposed change in control transaction and our 2016 ESPP will then terminate on the closing of the proposed change in control.

Our 2016 ESPP terminates on April 6, 2026 (the tenth anniversary of the first day of the first purchase period), unless it is terminated earlier by our board of directors. Our board of directors may amend or terminate our 2016 ESPP at any time. Our board of directors generally may amend our 2016 ESPP, without stockholder approval unless required by applicable law.

2016 ESPP Benefits

The table below shows, as to each of our executive officers named in the Summary Compensation Table and the other identified groups below, the number of shares purchased under the 2016 ESPP during the last completed fiscal year. Because participation in the 2016 ESPP is voluntary and dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions, it is not possible at this time to determine the amount of future purchases under the 2016 ESPP.

Name and Position	Number of Shares Purchased
Anthony G. Quinn, M.B Ch.B, Ph.D., Interim Chief Executive Officer	—
David G. Lowe, Ph.D., former Chief Executive Officer	2,000
Charles N. York II, Chief Financial Officer and Vice President	3,959
James Wooldridge, M.D., Chief Medical Officer	—
All current executive officers as a group (4 persons)	3,959
All current non-employee directors as a group (7 persons)	—
All current employees, including all current officers who are not executive officers, as a group	27,782

History of Purchases under the 2016 ESPP

From the inception of the 2016 ESPP through March 31, 2018, a total number of 89,172 shares had been purchased under the 2016 ESPP, at a weighted-average purchase price of $3.19 per share. The closing price per share of our common stock as reported by Nasdaq on the Record Date was $9.68. The following table summarizes the grants made to our named executive officers, all current executive officers as a group, and all current employees, including all current officers who are not executive officers, as a group, from the inception of the 2016 ESPP through March 31, 2018. Non-employee directors are not eligible to participate in the 2016 ESPP.

Name and Position	Number of Shares Purchased
David G. Lowe, Ph.D., former Chief Executive Officer	3,468
Anthony G. Quinn, M.B Ch.B, Ph.D., Interim Chief Executive Officer	2,000
Charles N. York II, Chief Financial Officer and Vice President	7,959
James Wooldridge, M.D., Chief Medical Officer	1,351
All current executive officers as a group (4 persons)	13,310
All current non-employee directors as a group (7 persons)	—
All current employees, including all current officers who are not executive officers, as a group	59,365

No shares have been purchased under the 2016 ESPP by any associates of our directors, executive officers or nominees, and no other person has purchased at least five percent of the shares reserved for issuance under the 2016 ESPP. The prices, expiration dates and other material conditions of the 2016 ESPP can be found in the Section entitled “Summary of the 2016 ESPP” above.

Certain Interests of Executive Officers

In considering the recommendation of our board of directors with respect to the approval of the amendment to our 2016 ESPP to include the Evergreen Provision, stockholders should be aware that the Company’s executive officers have an interest in this Proposal No. 3 due to their ability to continue to participate in the 2016 ESPP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR 2016 EMPLOYEE STOCK PURCHASE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2018, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors or director nominees;
•	each of our named executive officers; and
•	all of our directors, director nominees and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 16,809,669 shares of our common stock outstanding on March 31, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aeglea BioTherapeutics, Inc. 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Owned
5% Stockholders:
Lilly Ventures Fund I LLC (1)	2,568,543	15.3%
Novartis Bioventures Ltd. (2)	2,310,924	13.7
Nantahala Capital Management, LLC(3)	1,844,673	11.0
OrbiMed Private Investments V, LP (4)	1,469,524	8.7
Jennison Global Healthcare Master Fund (5)	1,393,439	8.3
Baker Bros. Advisors LP (6)	1,137,872	6.8
Directors and Named Executive Officers:
Anthony G. Quinn, M.B Ch.B, Ph.D. (7)	89,754	*
Charles N. York II(8)	146,915	*
James Wooldridge, M.D.(9)	4,163	*
George Georgiou, Ph.D. (10)	444,730	2.6
Armen Shanafelt, Ph.D. (11)	2,597,043	15.4
Sandesh Mahatme(12)	45,647	*
Russell J. Cox(13)	52,647	*
Suzanne Bruhn, Ph.D.(14)	34,166	*
Ivana Magovcevic-Liebisch, Ph.D.(15)	2,044	*
David G. Lowe, Ph.D. (16)	307,421	1.8
Total Executive Officers and Directors as a Group (11 people)(17)	3,752,780	21.9%

*Represents beneficial ownership of less than one percent.

(1)

Represents shares of common stock held of record and beneficially by Lilly Ventures Fund I, LLC (LVFI). LV Management Group, LLC (LVMG) is the management company for LVFI and as such may be deemed to indirectly beneficially own the shares held by LVFI. LVMG has voting and dispositive power over the shares held by LVFI. LVMG’s voting and dispositive decisions with respect to the shares held by LVFI are made by LVMG’s management committee, which consists of Edward Torres, Steven Hall, and Dr. Shanafelt (collectively, the Members). As such, the Members are deemed to share voting and dispositive power with regard to the shares directly held by the LVFI. The mailing addresses of the beneficial owners is 115 West Washington Street, Suite 1680-South, Indianapolis, IN 46204.

(2)

Based solely on a Schedule 13G filed by Novartis Bioventures Ltd. (Novartis) on April 6, 2016, with the SEC and confirmed with Novartis on March 27, 2018. Represents shares of common stock held by Novartis, a Bermuda corporation. Novartis is an indirectly owned subsidiary of Novartis AG. As such, Novartis AG may be deemed to indirectly beneficially own the shares held by Novartis and may be deemed to have voting and dispositive power over the shares held by Novartis. The address of Novartis Bioventures Ltd. is 131 Front Street, Hamilton, Bermuda HM12.

(3)

Based solely on a Schedule 13G/A filed by Nantahala Capital Management, LLC (Nantahala) on February 14, 2018 with the SEC. Represents shares of common stock held by Nantahala. The individual members (collectively, the Members) of Nantahala are Daniel Mack and Wilmot Harkey. The Members share voting and dispositive power with regard to the shares directly held by Nantahala. The Members disclaim beneficial ownership over such shares, except to the extent of any pecuniary interest therein. The mailing addresses of the beneficial owners are 19 Old Kings Highway S, Suite 200, Darien, CT 06820.

(4)

Based solely on a Schedule 13G/A filed by OrbiMed Private Investment V, LP (OPI V) on February 5, 2018 with the SEC. Represents shares of common stock held by OPI V. OrbiMed Capital GP V LLC (GP V) is the sole general partner of OPI V and as such may be deemed to indirectly beneficially own the shares held by OPI V. OrbiMed Advisors LLC (OrbiMed) pursuant to its authority as the sole managing member of GP V may be deemed to indirectly beneficially own the shares held by OPI V. Accordingly, GP V and OrbiMed may be deemed to have voting and investment power over the shares held by OPI V. OrbiMed exercises investment and voting power over the shares through a management committee comprised of Carl Gordon Sven Borho and Jonathan Silverstein, each of whom disclaim beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any. The address of OPI V is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)

Based solely on a Schedule 13G/A filed by Jennison Associates LLC (Jennison Associates) on February 5, 2018 with the SEC. Represents shares of common stock held by Jennison Global Healthcare Master Fund, Ltd (the Jennison Fund). Jennison Associates as the investment manager of the Jennison Fund, may be deemed to indirectly beneficially own the shares held by the Jennison Fund and have investment power and dispositive power over the shares owned by the Jennison Fund. Jennison Associates is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), which is a publicly traded financial services firm. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the Jennison Fund. The address of the Jennison Fund is c/o Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017.

(6)

Based solely on a Schedule 13G filed by Baker Bros. Advisors LP (Adviser) on February 13, 2018 with the SEC. Represents shares of common stock held by the Adviser. Baker Bros. Advisors GP LLC (Adviser GP), and Felix J. Baker and Julian C. Baker as principals of Adviser GP, may be deemed to indirectly beneficially own the shares held by Adviser and may be deemed to have the sole power to vote or direct the vote of and the power to dispose or direct the disposition of such securities, each of whom disclaim beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any. The address of Adviser is 860 Washington Street, 3rd Floor, New York, NY 10014.

(7)	Represents (i) 52,620 shares of common stock held by Dr. Quinn and (ii) options exercisable for 37,134 shares of common stock within 60 days of March 31, 2018.
(8)	Represents (i) 48,347 shares of common stock held by Mr. York and (ii) options exercisable for 98,568 shares of common stock within 60 days of March 31, 2018.
(9)	Represents (i) 1,351 shares of common stock held by Dr. Wooldridge and (iii) options exercisable for 2,812 shares of common stock within 60 days of March 31, 2018.
(10)

Represents (i) 105,476 shares of common stock held by a family trust of which Dr. Georgiou and his spouse are co-trustees, (ii) 138,528 shares of common stock held by Dr. Georgiou, (iii) 165,000 shares of common stock held by GMA Technologies L.L.C (GMA), and (iv) options exercisable for 35,726 shares of common stock within 60 days of March 31, 2018. Dr. Georgiou is the manager of GMA and therefore may be deemed to beneficially own the shares held by GMA. Dr. Georgiou, as manager of GMA, and pursuant to the provisions of the limited liability company agreement of GMA, has voting and dispositive authority with respect to the shares owned by GMA. The mailing address of the beneficial owners are: GMA Technologies L.L.C., 6405 Williams Ridge Way, Austin, TX 78731 and Dr. Georgiou, 6405 Williams Ridge Way, Austin, TX 78731.

(11)

Represents (i) 2,568,543 shares of common stock held by LVFI and (ii) options exercisable for 28,500 shares of common stock within 60 days of March 31, 2018 held by Dr. Shanafelt, of which LVMG has voting and dispositive power over 21,500 of such shares.

(12)	Represents options exercisable for 45,647 shares of common stock within 60 days of March 31, 2018.
(13)	Represents (i) 7,000 shares of common stock held by Mr. Cox and (ii) options exercisable for 45,647 shares of common stock within 60 days of March 31, 2018.
(14)	Represents options exercisable for 34,166 shares of common stock within 60 days of March 31, 2018.
(15)

Dr. Magovcevic-Liebisch joined our Board of Directors in March 2018. On March 22, 2018, Dr. Magovcevic-Liebisch was granted an option to purchase 36,800 shares of our common stock, of which 2,044 shares are exercisable within 60 days of March 31, 2018.

(16)	Based on information obtained from Dr. Lowe on March 30, 2018.
(17)	Represents (i) 3,396,286 shares of common stock and (ii) options exercisable for 356,494 shares of common stock within 60 days of March 31, 2018.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of March 31, 2018, and their positions are shown below.

Name	Age	Position
Anthony G. Quinn, M.B Ch.B, Ph.D.	56	Interim Chief Executive Officer
Charles N. York II	41	Chief Financial Officer and Vice President
Aaron Schuchart	53	Chief Business Officer
James Wooldridge, M.D.	52	Chief Medical Officer

Our board of directors chooses executive officers, who then serve at the board’s discretion. There is no family relationship among any of our directors or executive officers.

Anthony G. Quinn, M.B Ch.B, Ph.D. Dr. Quinn has served as our interim Chief Executive Officer since July 2017 and as a member of our board of directors since March 2016. Dr. Quinn’s biographical information is set forth above under the heading “Proposal No. 1 Election of Directors—Continuing Directors.”

Charles N. York II. Mr. York was appointed Chief Financial Officer and Vice President, in September 2015 and joined our company as Vice President, Finance, in July 2014. Prior to joining our company, Mr. York served as CFO Consultant of Bridgepoint Consulting, a finance consulting company, where he focused on life science, pharmaceutical and healthcare companies, from March 2013 to June 2014. From March 2009 to August 2012, Mr. York was the corporate controller of Astrotech Corporation, an aerospace company. Prior to that, Mr. York held financial management roles at Arthrocare Corp. and Freescale Semiconductor Inc. Mr. York began his career at PricewaterhouseCoopers LLP. Mr. York is a CPA in the state of Arizona and received a B.S. in Accounting from the University of Connecticut and an MBA from the McCombs School of Business at the University of Texas at Austin.

James Wooldridge, M.D. Dr. Wooldridge joined our company as Chief Medical Officer in July 2017. Prior to joining our company, Dr. Wooldridge served in various leadership roles at Eli Lilly & Company, a global pharmaceutical company, since October 2006, including as Senior Medical Director, Oncology U.S. Medical Affairs, and Chief Scientific Officer for Immuno-oncology Clinical Development. Prior to that, Dr. Wooldridge served as Assistant Professor at the Ellis Fischel Cancer Center of the University of Missouri as well as at the Holden Comprehensive Cancer Center of the University of Iowa Hospitals and Clinics. Dr. Wooldridge holds an A.B. in Chemistry and Philosophy from William Jewell College, and an M.D. from Tulane University.

Aaron Schuchart. Mr. Schuchart joined our company as Chief Business Officer in May 2017. Prior to joining our company, Mr. Schuchart served as Senior Vice President, Business Development of Coherus Biosciences, a biopharmaceutical company from November 2014 through May 2017. From November 2013 to November 2014, Mr. Schuchart was the Global Head of Business Development and Strategy at Novartis Diagnostics, a global healthcare company. Prior to that, Mr. Schuchart served as Managing Director of Proaltus Partners, LLC since 2010. Mr. Schuchart holds a BBA in Accounting from Texas Tech University and an MBA from the UCLA Anderson School of Management.

EXECUTIVE COMPENSATION

Overview

This section provides an overview of the material components of our executive compensation program for our Chief Executive Officer and each of our two other most highly compensated executive officers (our “Named Executive Officers”) during fiscal year 2017. The compensation provided to our Named Executive Officers for fiscal year 2017 is set forth in detail in the Summary Compensation Table and other tables that follow in this section, as well as the accompanying footnotes and narratives relating to those tables.

Our Named Executive Officers for fiscal year 2017 were:

•	Anthony G. Quinn, M.B Ch.B, Ph.D., our interim Chief Executive Officer;
•	David G. Lowe, Ph.D., our former Chief Executive Officer;
•	Charles N. York II, our Chief Financial Officer and Vice President;
•	James Wooldridge, M.D. our Chief Medical Officer.

Summary Compensation Table

The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to each of our Named Executive Officers for the fiscal years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Equity Awards ($)(2)		All Other Compensation ($)		Total ($)
Anthony G. Quinn, M.B Ch.B, Ph.D.	2017	295,308	(3)	150,000	544,622	(3)	37,837	(4)	1,027,767
Interim Chief Executive Officer
David G. Lowe, Ph.D.	2017	278,104		—	936,252		228,790	(5)	1,443,146
Former Chief Executive Officer	2016	431,890		163,552	852,761		15,103	(6)	1,463,306
Charles N. York II	2017	325,000		130,000	660,082		15,707	(6)	1,130,789
Chief Financial Officer and Vice President	2016	299,729		78,000	301,019		7,537	(6)	686,284
James Wooldridge, M.D.	2017	162,917		59,000	393,409		317,262	(7)	932,588
Chief Medical Officer

(1)

Discretionary cash bonuses earned in 2017 and paid in 2018, based in part on achievement of specified milestones and performance objectives. Amounts for 2016 represent discretionary cash bonuses earned in 2016, and paid in 2017, based in part on achievement of specified milestones and performance objectives.

(2)

The amounts reported in this column represent the aggregate grant date fair value of the awards granted to our Named Executive Officers during the years ended December 31, 2017 and 2016, as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in the Equity Awards column are set forth in Note 9 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2017. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the Named Executive Officers from the awards.

(3)

Represents (i) $206,208 paid to Dr. Quinn in connection with his employment as interim Chief Medical Officer, (ii) equity awards granted to Dr. Quinn in connection with his employment as interim Chief Medical Officer with an aggregate grant date fair value of $427,569, (iii) $89,100 paid to Dr. Quinn in connection with his employment as interim Chief Executive Officer and (iv) equity awards granted to Dr. Quinn in connection with his employment as interim Chief Executive Officer with an aggregate grant date fair value of $117,053.

(4)	Represents (i) $31,203 paid to Dr. Quinn in connection with his service as a director and (ii) health insurance premiums paid by us in the applicable period on behalf of Dr. Quinn of $6,634.
(5)

Represents (i) severance payments made to Dr. Lowe in connection with his resignation in July 2017 of $214,414 and (ii) health insurance premiums paid by us in the applicable period on behalf of Dr. Lowe of $14,376.

(6)	Represents a health insurance premium paid by us in the applicable period on behalf of each of our Named Executive Officers.
(7)

Represents (i) a one-time sign-on bonus of $276,000, (ii) health insurance premiums paid by us in the applicable period on behalf of Dr. Wooldridge of $7,961 and (iii) moving expenses paid by us in the applicable period on behalf of Dr. Wooldridge of $33,301.

Outstanding Equity Awards at December 31, 2017

The following table presents, for our Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2017.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
Anthony G. Quinn, M.B Ch.B, Ph.D.	24,000	—		7.04	4/20/2027
	—	150,000	(2)	4.11	8/31/2027
	13,888	9,921	(3)	5.46	3/18/2026
David G. Lowe, Ph.D.	63,333	—		7.28	3/31/2018
	30,000	—		8.03	3/31/2018
Charles N. York II	21,770	33,230	(4)	7.28	5/16/2026
	16,875	73,125	(5)	8.03	3/19/2027
	-	58,500	(6)	3.10	8/21/2027
	8,273	1,910	(7)	3.47	3/31/2025
	15,302	6,956	(8)	3.47	3/31/2025
	10,330	4,697	(8)	3.47	3/31/2025
						1,407	(9)	7,612
James Wooldridge, M.D.	—	165,000	(10)	3.10	8/21/2027
	—	10,000	(6)	3.10	8/21/2027

(1)

The market value was determined by multiplying the number of shares by $5.41, the closing price of our common stock as reported on The Nasdaq Global Market on December 29, 2017, the last trading day of the year.

(2)	100% of the shares vest on July 18, 2018.
(3)	These stock options vest as follows: 1/36th of the shares of common stock underlying the options vest on April 3, 2016 and each month thereafter.
(4)	These stock options vest as follows: 1/48th of the shares of common stock underlying the options vest on June 17, 2016 and each month thereafter.
(5)	These stock options vest as follows: 1/48th of the shares of common stock underlying the options vest on April 20, 2017 and each month thereafter.
(6)

These stock options vest as follows: (i) 50% of the shares of common stock underlying the options vest on August 22, 2018, (ii) 30% of the shares of common stock underlying the options vest on August 22, 2019 and (iii) 20% of the shares of common stock underlying the options vest on August 22, 2020.

(7)

These stock options vest as follows: 25% of the shares of common stock underlying the options vest on July 16, 2015 and thereafter 1/16th of the shares of common stock underlying the options vest at the end of each three-month period elapsed.

(8)

These stock options vest as follows: 25% of the shares of common stock underlying the options vest on March 20, 2016 and an additional 1/48th of the shares of common stock underlying the options vest at the end of each month thereafter.

(9)	On the date of the grant, no shares were vested and 7,504 shares were unvested. 25% of the shares vested on July 16, 2015 and 1/16th of the shares vest quarterly thereafter.
(10)

These stock options vest as follows: 25% of the shares of common stock underlying the options vest on July 10, 2018 and an additional 1/48th of the shares of common stock underlying the options vest at the end of each month thereafter.

Offer Letters and Employment Arrangements

Anthony G. Quinn, M.B Ch.B, Ph.D.

Pursuant to an offer letter dated August 31, 2017, Dr. Quinn serves as our interim Chief Executive Officer. Dr. Quinn’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $480,000, an annual target bonus opportunity of 50% of his base salary (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Dr. Quinn’s performance relative to one or more performance objectives established by our board of directors, the achievement of which is evaluated by our Board of Directors). Dr. Quinn’s offer letter provides for an option grant for the purchase of 150,000 shares of our common stock under our 2016 Equity Incentive Plan, which vests as to 100% of the shares subject to the option on the one-year anniversary of the date Dr. Quinn commenced employment as our interim Chief Executive Officer. In addition, in the event of a Corporate Transaction (as defined in the 2016 Equity Incentive Plan), such option will be fully accelerated on the closing date of such Corporate Transaction.

Charles N. York II

Pursuant to an offer letter dated June 16, 2014, Mr. York serves as our Chief Financial Officer. Mr. York’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary and an annual target bonus opportunity (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Mr. York’s performance relative to one or more performance objectives established by our board of directors, the achievement of which is evaluated by our Board of Directors). Mr. York’s current base salary and annual bonus are set forth in the “Summary Compensation Table” above. Mr. York’s offer letter also provides for a restricted stock grant, the vesting of which is described in more detail in “Outstanding Equity Awards at December 31, 2017” above. Pursuant to the terms of his severance agreement, Mr. York will be entitled to severance benefits described in “Termination or Change in Control Arrangements” below.

James Wooldridge, M.D.

Pursuant to an offer letter dated June 20, 2017, Dr. Wooldridge serves as our Chief Medical Officer. Dr. Wooldridge’s offer letter sets forth the principal terms and conditions of his employment, including his initial annual base salary of $340,000, a one-time signing bonus of $276,000, and an annual target bonus opportunity of 40% of his base salary (which bonus is earned based on our achievement of specified milestones and performance objectives, as well as Dr. Wooldridge’s performance relative to one or more performance objectives established by our board of directors, the achievement of which is evaluated by our Board of Directors). Dr. Wooldridge’s offer letter provides for the grant of 165,000 shares of our common stock under our 2016 Equity Incentive Plan and the shares vest over four years. Pursuant to the terms of his severance agreement, Dr. Wooldridge is entitled to severance benefits described in “Termination or Change in Control Arrangements” below.

Termination or Change in Control Arrangements

Pursuant to his severance agreement, entered into as of April 11, 2018, Mr. York will receive the following benefits if his employment is terminated for any reason other than for cause or if he voluntarily resigns his employment for good reason: (i) 12 months of his monthly base salary; (ii) one-hundred percent (100%) of his annual target bonus; (iii) payment for the full amount of his premiums under COBRA; and (iv) any outstanding equity awards, including awards that would otherwise vest only upon satisfaction of performance criteria, shall accelerate and become vested and exercisable as if an additional twelve (12) months of vesting had occurred to the then-unvested shares subject to the equity award. Additionally, if his employment is terminated within 12 months of a change in control or within three months preceding a change in control for any reason other than for cause or he voluntarily resigns his employment for good reason during such period, we will provide him with the following benefits: (i) 12 months of his monthly base salary; (ii) one-hundred percent (100%) of his annual target bonus; (iii) payment for the full amount of his premiums under COBRA; and (iv) 100% vesting for all outstanding and unvested equity awards, including awards that would otherwise vest only upon satisfaction of performance criteria based on achievement of the performance criteria at target.

Pursuant to his severance agreement entered into as of April 11, 2018, Dr. Wooldridge will receive the following benefits if his employment is terminated for any reason other than for cause or if he voluntarily resigns his employment for good reason: (i) 12 months of his monthly base salary; (ii) one-hundred percent (100%) of his annual target bonus; (iii) payment for the full amount of his premiums under COBRA; and (iv) any outstanding equity awards, including awards that would otherwise vest only upon satisfaction of performance criteria, shall accelerate and become vested and exercisable as if an additional twelve (12) months of vesting had occurred to the then-unvested shares subject to the equity award. Additionally, if his employment is terminated within 12 months of a change in control or within three months preceding a change in control for any reason other than for cause or he voluntarily resigns his employment for good reason during such period, we will provide him with the following benefits: (i) 12 months of his monthly base salary; (ii) one-hundred percent (100%) of his annual target bonus; (iii) payment for the full amount of his premiums under COBRA; and (iv) 100% vesting for all outstanding and unvested equity awards, including awards that would otherwise vest only upon satisfaction of performance criteria based on achievement of the performance criteria at target.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2017 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(#)		Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,361,360	(1)	$5.21	406,172	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,361,360		5.21	406,172

(1)	Includes our 2015 Plan and 2016 Plan.
(2)

Includes 106,765 shares that remain available for purchase under the 2016 Employee Stock Purchase Plan and 299,407 shares of common stock that remain available for grant under the 2016 Plan. There are no shares of common stock available for issuance under our 2015 Plan, but the plan continues to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under our 2016 Plan. In addition, the 2016 Plan provides for an automatic annual increase in the number of shares available for issuance thereunder, to be added on the first day of each fiscal year, beginning on January 1, 2017 and continuing through 2023, up to 4% of the outstanding number of shares of the Company’s common stock on the December 31 immediately prior to the date of increase, provided that an increase is only effective if our board of directors either confirmed the automatic increase or approved the increase of a lesser number of shares prior to January 1 of each relevant year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2016 Plan increased by 666,807 shares on January 1, 2018.

RELATED PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since January 1, 2017, we were not a party to any transactions in which the amount involved exceeded $120,000 and in which our directors, executive officers, former directors, former executive officers, director nominees and holders of more than 5% of our common stock, or other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, had a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Parties

Our board of directors has adopted a written related person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of Aeglea’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by Aeglea under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Aeglea specifically incorporates it by reference.

The audit committee has reviewed and discussed with Aeglea’s management and PricewaterhouseCoopers LLP the audited financial statements of Aeglea for the year ended December 31, 2017. The audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Aeglea.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Aeglea’s annual report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Sandesh Mahatme, Chair
Armen Shanafelt, Ph.D.

Russell J. Cox

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Aeglea’s bylaws provide that, for stockholder nominations to the board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Aeglea BioTherapeutics, Inc., 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Corporate Secretary.

To be timely for the 2019 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Central Time on February 22, 2019 and not later than 5:00 p.m. Central Time on March 24, 2019. However, if the date of our 2018 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary of the date of our 2018 Annual Meeting, then, for notice to the stockholder to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Aeglea. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Aeglea’s bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at Aeglea’s 2019 Annual Meeting must be received by the Company not later than December 20, 2018 in order to be considered for inclusion in Aeglea’s proxy materials for the 2019 Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Aeglea’s directors, executive officers and any persons who own more than 10% of Aeglea’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Aeglea with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Aeglea and written representations from the directors and executive officers, Aeglea believes that all Section 16(a) filing requirements were timely met in the year ended December 31, 2017, with the exception of Aaron Schuchart, for whom a Form 3 required to be filed in May 2017 was filed late.

Available Information

Aeglea will mail without charge, upon written request, a copy of Aeglea’s annual report on Form 10-K for the year ended December 31, 2017, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Aeglea BioTherapeutics, Inc.
901 S. MoPac Expressway
Barton Oaks Plaza One, Suite 250
Austin, TX 78746
Attn: Investor Relations

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail.

With electronic delivery, you will be notified via e-mail as soon as future Annual Reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of stock certificates): visit www.amstock.com to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call American Stock Transfer & Trust Company, LLC, our transfer agent, at (800) 937-5449 or visit www.amstock.com with questions about electronic delivery.

“Householding”—Stockholders Sharing the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

This year, a number of brokers with account holders who are Aeglea stockholders will be “householding” our annual report on Form 10-K and proxy materials. A set of annual report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Upon written or oral request, Aeglea will promptly deliver a proxy statement, proxy card, annual report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card, annual report on Form 10-K and other proxy materials, you may write or call Aeglgea’s Investor Relations department at 901 S. MoPac Expressway, Barton Oaks Plaza One, Suite 250, Austin, Texas 78746, Attn: Investor Relations, telephone number (512) 942-2935.

Any stockholders who share the same address and currently receive multiple copies of Aeglea’s annual report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or Aeglea’s Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

The board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Appendix A

AEGLEA BIOTHERAPEUTICS, INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

1.PURPOSE. Aeglea BioTherapeutics, Inc. has adopted this Plan effective as of the date of the IPO. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company and to enhance such employees' sense of participation in the Company's affairs. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2.ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined in Section 423 of the Code shall have the definition provided by Section 423 of the Code. In addition, with regard to offers of options to purchase shares of Common Stock under the Plan to employees working for a Subsidiary or an Affiliate outside the United States, this Plan authorizes the grant of options under a Non-Section 423 Component that is not intended to meet the requirements of Section 423 of the Code provided that, to the extent necessary under Section 423 of the Code, the other terms and conditions of this Plan are met.

Subject to Section 14, a total of 165,000 shares of Common Stock is reserved for issuance under this Plan. In addition, on each January 1 for each of the calendar years beginning 2019 and ending 2026, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to one percent (1%) of the total number of outstanding shares of Common Stock and Common Stock equivalents outstanding on the immediately preceding December 31 (rounded down to the nearest whole share); provided, that the Board may in its sole discretion reduce the amount of the increase in any particular year. Subject to Section 14, no more than 2,900,000 shares of Common Stock may be issued over the term of this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component.

3.ADMINISTRATION. The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of this Plan, to determine eligibility, to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of this Plan designed to comply with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of this Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical.

4.ELIGIBILITY.

(a)Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from eligibility under this Plan by the Committee (other than where such exclusion is prohibited by applicable law):

(i)employees who are customarily employed for twenty (20) hours or less per week;

(ii)employees who are customarily employed for five (5) months or less in a calendar year; and

(iii)employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code).

Notwithstanding the foregoing, an individual shall not be eligible if his or her participation in this Plan is prohibited by the law of any country having jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in this Plan.

(b)No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under this Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee.

5.OFFERING DATES.

(a)Each Offering Period of this Plan may be of up to twenty-seven (27) months' duration and shall commence and end at the times designated by the Committee. Each Offering Period shall consist of one Purchase Period during which Contributions made by Participants are accumulated under this Plan.

(b)The initial Offering Period shall commence on the Effective Date and shall end with the Purchase Date that occurs on August 15, 2016 or another date selected by the Committee which is approximately six (6) months after the commencement of the initial Offering Period, but no more than twenty-seven (27) months after the commencement of the initial Offering period. The initial Offering Period shall consist of one Purchase Period. Thereafter, a six-month Offering Period shall commence on each February 16 and August 16, with each such Offering Period also consisting of one six-month Purchase Period, except as otherwise provided by an applicable sub-plan, or on such other date determined by the Committee. The Committee may at any time establish a different duration for an Offering Period or Purchase Period to be effective after the next scheduled Purchase Date, up to a maximum duration of twenty-seven (27) months.

(c)To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Purchase Period, the current Offering Period shall end, and Participant shall be automatically enrolled in the subsequent Offering Period, as specified under Section 5(a) or Section 5(b), as applicable. Any funds accumulated in a Participant' s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

6.PARTICIPATION IN THIS PLAN.

(a)Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to the initial Offering Period will be automatically enrolled in the initial Offering Period under this Plan for the maximum number of shares of Common Stock purchasable. With respect to subsequent Offering Periods, any eligible employee determined in accordance with Section 4 will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.

(b)With respect to Offering Periods after the initial Offering Period, a Participant may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

(c)Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

7.GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by a fraction, the numerator of which is the amount accumulated in such Participant's Contribution account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date; provided, however, that for the Purchase Period within the initial Offering Period the numerator shall be fifteen percent (15%) of the Participant's compensation for such Purchase Period, or such lower percentage as determined by the Committee prior to the start of the Offering Period, and provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section l0(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8.PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a)The Fair Market Value on the Offering Date; or

(b)The Fair Market Value on the Purchase Date.

9.PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES.

(a)The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines with respect to categories of Participants outside the United States that Contributions may be made in another form due to local legal requirements. The Contributions are made as a percentage of the Participant's Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. "Compensation" shall mean base salary (or in foreign jurisdictions, equivalent cash compensation); however, the Committee may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation shall mean all cash compensation reported on the employee's Form W-2 or corresponding local country tax return, including without limitation base salary or regular hourly wages , bonuses, incentive compensation, commissions, overtime, shift premiums, and draws against commissions. For purposes of determining a Participant's Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 40l(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) shall be treated as if the Participant did not make such election. Contributions shall commence on the first payday following the last Purchase Date (with respect to the initial Offering Period, as soon as practicable following the effective date of filing with the U.S. Securities and Exchange Commission a securities registration statement for the Plan) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.

(b)A Participant may decrease the rate of Contributions during an Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contribution s, with the new rate to become effective no later than the second payroll period commencing after the Company's receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of Contributions may be made once during an Offering Period, but up to twice during the initial Offering Period, or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new authorization for Contributions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

(c)A Participant may reduce his or her Contribution percentage to zero during an Offering Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the second payroll period after the Company' s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the Contribution percentage to zero shall be treated as such Participant' s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d)All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such Contributions. No interest accrues on the Contributions, except to the extent required due to local legal requirements. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions, except to the extent necessary to comply with local legal requirements outside the United States.

(e)On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the  Purchase Date. The Purchase Price per share for such automatic purchase shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant's account on a Purchase Date that is less than the amount necessary to purchase a full share of Common Stock shall be returned to the Participant, without interest (except to the extent necessary to comply with local legal requirements outside the United States); however, the Committee may provide that such amounts may be carried forward into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.

(f)As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant's benefit representing the shares purchased upon exercise of his or her option to purchase shares hereunder.

(g)During a Participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h)To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10.LIMITATIONS ON SHARES TO BE PURCHASED.

(a)Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:

(i)In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary).

(ii)In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the immediately preceding calendar year.

For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her Contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such Contributions, the Company must apply the rate in effect immediately prior to such suspension.

(b)In no event shall a Participant be permitted to purchase more than 2,000 shares on any one Purchase Date, or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.

(c)If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant' s option to each Participant affected.

(d)Any Contributions accumulated in a Participant' s account that are not used to purchase stock due to the limitations in this Section 10, and not subject to the automatic purchase provision of Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11.WITHDRAW AL.

(a)Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b)Upon withdrawal from this Plan, the accumulated Contributions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for Contributions in the same manner as set forth in Section 6 above for initial participation in this Plan.

12.TERMINATION OF EMPLOYMENT. Termination of a Participant's employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan (except as required due to local legal requirements outside the United States). In such event, accumulated Contributions credited to the Participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13.RETURN OF CONTRIBUTIONS. In the event a Participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated Contributions credited to such Participant's account. No interest shall accrue on the Contributions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14.CAPITAL CHANGES. If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.

15.NONASSIGNABILITY. Neither Contributions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

16.USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

17.NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee ' s employment.

19.EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

20.NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.TERM; STOCKHOLDER APPROVAL. The amendment and restatement of the Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this amendment and restatement of the Plan is adopted by the Board. The amendment and restatement of the Plan will become effective upon approval by stockholders at the 2018 Annual Meeting of Stockholders. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-seven (27) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). If the amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve (12) months before or after the date this amendment and restatement of the Plan is adopted by the Board, then it shall be null and void and the Plan shall continue in effect without the terms approved in the amendment and restatement. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date under the Plan.

22.DESIGNATION OF BENEFICIARY.

(a)Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under this Plan in the event of such Participant's death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

(b)If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant's death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant' s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant.

23.CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24.APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25.AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants' accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant' s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee' s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26.CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.

27.CODE SECTION 409A; TAX QUALIFICATION.

(a)Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee  determines  that  an option  or  the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

(b)Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

28.DEFINITIONS.

(a)"Affiliate" means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b)"Board'' shall mean the Board of Directors of the Company.

(c)"Code" shall mean the U.S. Internal Revenue Code of 1986, as amended.

(d)"Committee" shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.

(e)"Common Stock" shall mean the common stock of the Company.

(f)"Company" shall mean Aeglea Biotherapeutics, Inc.

(g)"Contributions" means payroll deductions taken from a Participant's Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion) contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an "employee stock purchase plan" under Section 423 of the Plan.

(h)"Corporate Transaction" means the occurrence of any of the following events:

(i)any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i)"Effective Date" shall mean the date on which the Registration Statement covering the initial public offering of the shares of Common Stock is declared effective by the U.S. Securities and Exchange Commission.

(j)"Fair Market Value" shall mean, as of any date, the value of a share of Common Stock determined as follows:

(1)if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the "Nasdaq Market"), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(2)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(3)if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(4)with respect to the initial Offering Period, Fair Market Value on the Offering Date shall be the price at which shares of Common Stock are offered to the public pursuant to the Registration Statement covering the initial public offering of shares of Common Stock; or

(5)if none of the foregoing is applicable, by the Board or the Committee in good faith.

(k)"IPO" shall mean the initial public offering of Common Stock.

(I)"Non-Section 423 Component" means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code.

(m)"Notice Period'' shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.

(n)"Offering Date" shall mean the first business day of each Offering Period. However, for the initial Offering Period the Offering Date shall be the Effective Date.

(o)"Offering Period'' shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(p)"Parent" shall have the same meaning as " parent corporation" in Sections 424(e) and 424(±) of the Code.

(q)"Participant" shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offering Period or who elects to participate in this Plan pursuant to Section 6(b).

(r)"Participating Corporation" shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component.

The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component.

(s)"Plan" shall mean this Aeglea BioTherapeutics, Inc. 2016 Employee Stock Purchase Plan, as may be amended from time to time.

(t)"Purchase Date" shall mean the last business day of each Purchase Period.

(u)"Purchase Period'' shall mean a period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section S(b).

(v)"Purchase Price" shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.

(w)"Section 423 Component" means the part of the Plan, which excludes the Non- Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for "employee stock purchase plans" set forth in Section 423 of the Code may be granted to eligible employees.

(x)"Subsidiary" shall have the same meaning as "subsidiary corporation" in Sections 424(e) and 424(f) of the Code.

AEGLEA BIOTHERAPEUTICS, INC. 901 S. MOPAC EXPRESSWAY BARTON OAKS PLAZA ONE SUITE 250 AUSTIN, TX 78746 VOTE BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E45505-P07159 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AEGLEA BIOTHERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominees(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Class II Directors Nominees: 01) Russell J. Cox 02) Ivana Magovcevic-Liebisch, Ph.D. The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. Approve an amendment to the 2016 Employee Stock Purchase Plan to provide for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 1.05 of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (2) a lesser amount as approved by the Board. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney executor, administrator, or other fiduciary, please five full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHING BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. E45506-P07159 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AEGLEA BIOTHERAPEUTICS, INC. The undersigned hereby appoints Anthony G. Quinn, Ph.D and Charles N. York II, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Aeglea BioTherapeutics, Inc. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Aeglea BioTherapeutics, Inc. to be held June 7, 2018 or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DISCRETION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELEXTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side

D. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS